UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

USA TRUCK INC.

(Exact name of registrant as specified in charter)

Delaware	1-35740	71-0556971
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of principal executive offices)	(Zip Code)

479-471-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	USAK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2021, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the "Board") of USA Truck, Inc. (the "Company"), the Board appointed Rajan Penkar as a Class I Director with a term expiring at the Company's 2023 Annual Meeting of Stockholders.

Mr. Penkar brings to the Company senior leadership experience in logistics, supply chain, and risk management. Since 2014, Mr. Penkar has served as president and founder of Supply Chain Advisory Services, LLC, which provides supply chain design and optimization services to retailers. From 2011 to 2014, Mr. Penkar served as senior vice president and president, supply chain for Sears Holding Corporation. From 1987 to 2011, Mr. Penkar held various positions of increasing responsibility with United Parcel Service, Inc., most recently serving as President, UPS Customer Solutions.

Mr. Penkar holds a master’s degree in mechanical engineering from Syracuse University and a Bachelor of Technology degree in mechanical engineering from the Indian Institute of Technology, Bombay. Mr. Penkar is the recipient of 14 patents in robotics, automation, and supply chain processes. There is no arrangement or understanding between Mr. Penkar and any other person pursuant to which Mr. Penkar was appointed as a director of the Company. There are no transactions involving Mr. Penkar requiring disclosure under Item 404(a) of Regulation S-K.

On March 1, 2021, Thomas M. Glaser notified the Company that he will not seek reelection as a director of the Company upon expiration of his current term at the Company’s 2021 Annual Meeting of Stockholders.  Mr. Glaser stated that his decision to not seek reelection did not result from any disagreement with the Company.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press release issued by the Company on March 4, 2021.

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	March 4, 2021	/s/ Zachary B. King
Zachary B. King
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press release issued by the Company on March 4, 2021.